                                VARIABLE ANNUITY

                               1996 ANNUAL REPORT



[SBL LOGO]
Security Benefit Life Insurance Company
A Member of The Security Benefit
Group of Companies

                          A LETTER FROM THE PRESIDENT

Security Benefit is one company dedicated to the successful mastery of our mission: MAINTAINING A STRONG FINANCIAL POSITION AND CONSISTENT GROWTH FOR THE PROTECTION AND SECURITY OF ALL OF OUR POLICYHOLDERS AND CUSTOMERS. All of us at Security Benefit renew our commitment to this mission every day. We want to be the best and do our best for you. As a member of the Security Benefit team, I am especially proud that mastering successful growth is an achievement we have come to expect as a team.

It is my pleasure to report that 1996 was again a record year of outstanding achievements for Security Benefit.

*  Sales surpassed 1995 results by 48%

*  Profits are up 18% over last year

*  Revenues and deposit funds exceeded 1995 results by 28%

*  Company assets rose 17% over 1995 figures

These accomplishments would just be facts on paper without the efforts of the people who work at Security Benefit. They are the heart of our company, and I am proud to be part of their team.

My wish for 1997 is to have another record year for our company. Last year's accomplishments will be difficult to top but all of us at Security Benefit have our sights and goals set high. We are well positioned with new, creative products designed in response to our customers' changing investment goals and lifestyle requirements. We know true mastery does not come easily. With perseverance and attention to constantly improving what we do best, I know we can do it.

HOWARD R. FRICKE

Howard R. Fricke
Chairman of the Board
President and Chief Executive Officer

BOARD OF DIRECTORS

HOWARD R. FRICKE
CHAIRMAN OF THE BOARD, PRESIDENT & CEO
Security Benefit Life Insurance Company
Topeka, Kansas

THOMAS R. CLEVENGER
Wichita, Kansas

SISTER LORETTO MARIE COLWELL
PRESIDENT
St. Francis Hospital and Medical Center
Topeka, Kansas

JOHN C. DICUS
CHAIRMAN OF THE BOARD
Capitol Federal Savings & Loan Association
Topeka, Kansas

MELANIE S. FANNIN
PRESIDENT
Kansas - Southwestern Bell Telephone
Topeka, Kansas

WILLIAM W. HANNA
PRESIDENT & CHIEF OPERATING OFFICER
Koch Industries
Wichita, Kansas

JOHN E. HAYES, JR.
CHAIRMAN OF THE BOARD, PRESIDENT & CEO
Western Resources, Inc.
Topeka, Kansas

LAIRD G. NOLLER
PRESIDENT
Noller Enterprises
Topeka, Kansas

FRANK SABATINI
CHAIRMAN OF THE BOARD AND PRESIDENT
Capital City Bank
Topeka, Kansas

ROBERT C. WHEELER
PRESIDENT
Hill's Pet Nutrition, Inc.
Topeka, Kansas


NOTICE OF POLICYOWNERS' MEETING

We encourage you to attend the annual meeting of policyowners to be held on Tuesday, June 3, 1997 at Security Benefit Life, 700 SW Harrison St., Topeka, Kansas, at 2:00 p.m. Each policyowner is entitled to vote, either in person or by proxy, on all matters coming before the meeting. Proxies are available from the corporate secretary and must be returned at least 30 days prior to the annual meeting.

This report is submitted only for the general information of Security Benefit Life Variable Annuity contractowners and participants and is not authorized for distribution to the public.

For More Information Call
1-800-888-2461

www.securitybenefit.com

                         REPORT OF INDEPENDENT AUDITORS

THE CONTRACT OWNERS OF SBL VARIABLE ANNUITY
ACCOUNT AND THE BOARD OF DIRECTORS OF
SECURITY BENEFIT LIFE INSURANCE COMPANY

We have audited the accompanying balance sheet of SBL Variable Annuity Account (the Company) as of December 31, 1996, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SBL Variable Annuity Account at December 31, 1996, and the results of its operations and changes in its net assets for the year then ended in conformity with generally accepted accounting principles.

                                                             Ernst & Young LLP

February 7, 1997

                          SBL VARIABLE ANNUITY ACCOUNT

                                  BALANCE SHEET

                                DECEMBER 31, 1996

ASSETS
(DOLLARS IN THOUSANDS)

Investments:

   Security Equity Fund (Series E) - 13,458,485 shares at
     net asset value of $7.20 per share (cost, $80,561)                $  96,901

   Security Growth and Income Fund (Series I) - 3,477,572
     shares at net asset value of $8.60 per share (cost, $25,694)         29,907

   Security Income Fund - Corporate Bond (Series B) - 715,357
     shares at net asset value of $6.87 per share (cost, $5,210)           4,915

   Security Ultra Fund (Series U) - 32,740 shares at net
     asset value of $7.62 per share (cost, $242)                             249

   Mortality guarantee receivable                                             65
                                                                ----------------
Total assets                                                            $132,037
                                                                ================

LIABILITIES AND NET ASSETS

Actuarial risk fees payable                                         $         20

Net assets are represented by (Note 3):

                               NUMBER
                              OF UNITS    UNIT VALUE       AMOUNT
                        ------------------------------------------
   Series E:

     Accumulation units   12,915,768       $7.20          $92,994
     Annuity reserves        545,836        7.20            3,930         96,924
                                                  ----------------
   Series I:

     Accumulation units    3,288,510        8.60           28,281
     Annuity reserves        191,637        8.60            1,648         29,929
                                                  ----------------
   Series B:

     Accumulation units      696,330        6.87            4,784
     Annuity reserves         19,006        6.87              131          4,915
                                                  ----------------
   Series U:

     Accumulation units       32,388        7.62              247
     Annuity reserves            344        7.62                2            249
                                                  ----------------    ----------

Total liabilities and net assets                                        $132,037
                                                                ================


See accompanying notes.

================================================================================
                          SBL VARIABLE ANNUITY ACCOUNT

               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                          YEAR ENDED DECEMBER 31, 1996

                                 (IN THOUSANDS)

                          ------------------------------------------------------
                                SERIES E     SERIES I     SERIES B      SERIES U
                          ------------------------------------------------------

Dividend distributions          $   508       $  532       $  350       $  -

Mortality and expense
 risk fee (Note 2)                 (716)        (225)         (42)        (2)
                          ------------------------------------------------------
Net investment income (loss)       (208)         307          308         (2)

Capital gains distribution         8,029        2,276          -           18

Realized gain (loss) on
 investments                       4,490        1,040        (89)           -

Unrealized appreciation
 (depreciation) on investments     5,381        1,275       (295)          21
                          ------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments       17,900        4,591       (384)          39
                          ------------------------------------------------------

Net increase (decrease) in
 net assets resulting from
 operations                       17,692        4,898        (76)          37

Net assets at beginning
 of year                          85,025       27,970      5,552          219

Variable annuity deposits
 (Notes 2 and 3)                   6,683        1,345        434            -

Terminations and withdrawals
 (Notes 2 and 3)                 (11,958)      (4,108)      (953)          (7)

Annuity payments
 (Notes 2 and 3)                    (562)        (228)       (42)           -

Net mortality guarantee transfer      44           52          -            -
                          ------------------------------------------------------

Net assets at end of year        $96,924      $29,929     $4,915         $249
                          ======================================================

                          SBL VARIABLE ANNUITY ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION - SBL Variable Annuity Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account are invested, as directed by the owners, in either Security Equity Fund (Series E), Security Growth and Income Fund (Series I), the Security Income Fund - Corporate Bond (Series B) or Security Ultra Fund (Series U).

    Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual fund are made by Security Management Company, LLC, which is owned 50% by SBL and 50% by Security Benefit Group, Inc., a wholly-owned subsidiary of SBL.

    INVESTMENT VALUATION - Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out cost method is used to determine gains and losses. Security transactions are accounted for on the trade date.

    The cost of investments purchased and proceeds from investments sold during 1996 were as follows (In Thousands):

                                               COST OF       PROCEEDS
                                              PURCHASES     FROM SALES
                                            -----------------------------
     Security Equity Fund (Series E)           $15,895       $13,877

     Security Growth and Income
        Fund (Series I)                          4,450         4,892

     Security Income Fund -
        Corporate Bond (Series B)                  819         1,070

     Security Ultra Fund (Series U)                 18             9

    ANNUITY RESERVES - Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

    REINVESTMENT OF DIVIDENDS - Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective Series. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

    FEDERAL INCOME TAXES - Under current law, no federal income taxes are payable with respect to the Account.

    USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  VARIABLE ANNUITY CONTRACT CHARGES

    Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.795% of the asset value of each contract, of which 0.675% is for assuming mortality risks and the remainder is for assuming expense risks.

    When applicable, an amount for state premium taxes is deducted as provided by pertinent state law, either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

    Contract charges retained by SBL from the proceeds of sales of annuity contracts were not significant during 1996.

                          SBL VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

3.  SUMMARY OF UNIT TRANSACTIONS (In Thousands)

                                                                  UNITS
                                                       ----------------
   Series E:
     Variable annuity deposits                                      958
     Terminations, withdrawals, annuity payments
       and expense charges                                        1,811
     Dividends and capital gains distributions,
       net of expenses paid                                       1,091

   Series I:
     Variable annuity deposits                                      171
     Terminations, withdrawals, annuity payments
       and expense charges                                          512
     Dividends and capital gains distributions,
       net of expenses paid                                         298

   Series B:
     Variable annuity deposits                                       63
     Terminations, withdrawals, annuity payments
       and expense charges                                          143
     Dividends and capital gains distributions,
       net of expenses paid                                          44

   Series U:
     Terminations, withdrawals, annuity payments
       and expense charges                                            1
     Dividends and capital gains distributions,
       net of expenses paid                                           2

[SBG LOGO]                                                          Bulk Rate
SECURITY BENEFIT GROUP OF COMPANIES                            U.S. Postage Paid
700 S.W. Harrison St., Topeka, Kansas 66636-0001                   Topeka, KS
                                                                 Permit No. 428